Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. [a]	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended July 31, 2009

Accounting Method:	☒ Accrual Basis	☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	X

2. Were any assets (other than inventory) sold this month? [c]		X

3. Were all employees timely paid this month?	X

4. Are all insurance policies and operating licenses current and in effect?	X

5. Did you open any new bank accounts this month?		X

6. Did you deposit all receipts into your DIP account this month?	X

7. Have all taxes been timely paid (payroll, sales, etc.)?	X

8. Are you current on U.S. Trustee quarterly fees payments? [d]	X

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief. [b]

Executed on:	8/20/2009	Print Name:	/s/ Clarence G. Simmons III

Signature:

		Title:	Senior Executive Vice President, CFO

[a]	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
[b]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.
[c]	See Form 2G, page 3 of 3 for discussion of cash collateral accounting transactions.
[d]	Second quarter 2009 payments mailed to US Trustee on August 18, 2009.

Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     7/1/2009     to     7/31/2009

CASH FLOW SUMMARY	Current Month		Accumulated

1. Beginning Cash Balance	$21,940,444	(1)	$16,847,967	(1)

2. Cash Receipts
Operations	3,645,034		9,813,801
Sale of Assets	—		—
Loans/advances	—		—
Other	—		—

Total Cash Receipts	$3,645,034		$9,813,801

3. Cash Disbursements
Operations	912,039		1,970,729
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	1,103,119		1,120,719
Other	—		—

Total Cash Disbursements	$2,015,158		$3,091,448

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	1,629,876		6,722,353

5 Ending Cash Balance (to Form 2-C)	$23,570,32	(2)	$23,570,320	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance

xxxxxxx2822	New Mexico Bank & Trust	$23,358,136	$—	$301,233	$23,056,903
xxxxxxx0805	J.P. Morgan	110,514	—	—	110,514
xxxxxxx1807	New Mexico Bank & Trust	5,504	—	—	5,504
xxxxxxx2954	New Mexico Bank & Trust	292,382	—	4,615	287,766
xxxxxxx2989	New Mexico Bank & Trust	9,649	—	—	9,649
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx9638	The Bank of New York Mellon	1,002	—	1,002	—
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—

TOTAL		$23,877,171	$—	$306,850	$23,570,320	(2)

(must agree with Ending Cash Balance above)
Restricted Cash
xxxxxxx212	Century Trust, LLP	$55,588	$—	$—	$55,588

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     7/1/2009     to     7/31/2009

CASH DISBURSEMENTS DETAIL	Account No: xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
7/1/2009	2077	TMA Employee	Payroll voided check	$(1,390)
7/7/2009	6761	Board Member	Board of Directors Fee	20,000
7/7/2009	6762	Board Member	Board of Directors Fee	20,000
7/7/2009	6763	Board Member	Board of Directors Fee	20,000
7/7/2009	6764	Board Member	Board of Directors Fee	20,000
7/7/2009	6765	Board Member	Board of Directors Fee	20,000
7/7/2009	6766	Board Member	Board of Directors Fee	20,000
7/14/2009	Wire	ADP	Payroll Taxes	166,752
7/14/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
7/15/2009	2148	TMA Employee	Payroll	1,908
7/15/2009	2149	TMA Employee	Payroll	1,861
7/15/2009	2150	TMA Employee	Payroll	4,164
7/15/2009	2151	TMA Employee	Payroll	1,925
7/15/2009	2152	TMA Employee	Payroll	7,589
7/15/2009	2153	TMA Employee	Payroll	4,606
7/15/2009	2154	TMA Employee	Payroll	1,034
7/15/2009	2155	TMA Employee	Payroll	2,804
7/15/2009	2156	TMA Employee	Payroll	2,539
7/15/2009	2157	TMA Employee	Payroll	1,862
7/15/2009	2158	TMA Employee	Payroll	6,066
7/15/2009	2159	TMA Employee	Payroll	1,390
7/15/2009	2160	TMA Employee	Payroll	3,443
7/15/2009	2161	TMA Employee	Payroll	29,403
7/15/2009	2162	TMA Employee	Payroll	56,310
7/15/2009	2163	TMA Employee	Payroll	3,829
7/15/2009	2164	TMA Employee	Payroll	2,024
7/15/2009	2165	TMA Employee	Payroll	3,186
7/15/2009	2166	TMA Employee	Payroll	1,699
7/15/2009	2167	TMA Employee	Payroll	2,152
7/15/2009	2168	TMA Employee	Payroll	2,509
7/15/2009	2169	TMA Employee	Payroll	2,587
7/15/2009	2170	TMA Employee	Payroll	3,157
7/15/2009	2171	TMA Employee	Payroll	3,008
7/15/2009	2172	TMA Employee	Payroll	1,291
7/15/2009	2173	TMA Employee	Payroll	1,934
7/15/2009	2174	TMA Employee	Payroll	1,878
7/15/2009	2175	TMA Employee	Payroll	1,144
7/15/2009	2176	TMA Employee	Payroll	3,368
7/15/2009	2177	TMA Employee	Payroll	2,765
7/15/2009	2178	TMA Employee	Payroll	2,587
7/15/2009	2179	TMA Employee	Payroll	1,766
7/15/2009	2180	TMA Employee	Payroll	7,142
7/15/2009	2181	TMA Employee	Payroll	18,586
7/15/2009	2182	TMA Employee	Payroll	37,136
7/15/2009	2183	TMA Employee	Payroll	1,258

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     7/1/2009     to     7/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
7/15/2009	2184	TMA Employee	Payroll	3,770
7/15/2009	2185	TMA Employee	Payroll	2,536
7/15/2009	2186	TMA Employee	Payroll	3,620
7/15/2009	2187	TMA Employee	Payroll	37
7/15/2009	2188	TMA Employee	Payroll	1,211
7/15/2009	2189	TMA Employee	Payroll	1,383
7/16/2009	6767	American Stock Transfer & Trust	Transfer fee	5,500
7/16/2009	6768	The Carlisle Group, Inc.	Info Services	7,500
7/16/2009	6769	Chris A. Helland	Contract services	3,200
7/16/2009	6770	Epiq Bankruptcy Solutions, LLC	Professional services	62,312
7/16/2009	6771	FedEx	Shipping	152
7/16/2009	6772	PricingDirect Inc.	Info Services	29,529
7/16/2009	6773	RR Donnelley	SEC Filing fee	100
7/16/2009	6774	SS&C Technologies, Inc.	Info Services	3,314
7/16/2009	6775	TMA Employee	Meal reimbursement	124
7/16/2009	6776	TMA Employee	Info Services reimbursement	2,707
7/16/2009	6777	Thornburg Investment Management	Postage	37
7/17/2009	Wire	Cenlar	Loan Advance	1,713
7/17/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	42
7/17/2009	Wire	Protiviti	Professional services	234,078
7/23/2009	Wire	RR Donnelley	Retainer	4,000
7/23/2009	Wire	J.H. Cohn LLP	Professional services	137,508
7/23/2009	Wire	Quinn Emanuel	Professional services	242,570
7/23/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	63
7/28/2009	6778	Orrick,Herrington & Sutcliffe	Professional services	85,945
7/28/2009	6779	Tydings & Rosenberg	Professional services	18,460
7/28/2009	6780	Venable	Professional services	322,245
7/30/2009	Wire	ADP	Payroll Taxes	99,439
7/30/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
7/31/2009	2190	TMA Employee	Payroll	3,123
7/31/2009	2191	TMA Employee	Payroll	2,638
7/31/2009	2192	TMA Employee	Payroll	5,948
7/31/2009	2193	TMA Employee	Payroll	2,965
7/31/2009	2194	TMA Employee	Payroll	10,263
7/31/2009	2195	TMA Employee	Payroll	6,540
7/31/2009	2196	TMA Employee	Payroll	1,946
7/31/2009	2197	TMA Employee	Payroll	3,916
7/31/2009	2198	TMA Employee	Payroll	3,633
7/31/2009	2199	TMA Employee	Payroll	2,980
7/31/2009	2200	TMA Employee	Payroll	8,294
7/31/2009	2201	TMA Employee	Payroll	1,882
7/31/2009	2202	TMA Employee	Payroll	4,865
7/31/2009	2203	TMA Employee	Payroll	32,053
7/31/2009	2204	TMA Employee	Payroll	5,283
7/31/2009	2205	TMA Employee	Payroll	2,978

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     7/1/2009     to     7/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
7/31/2009	2206	TMA Employee	Payroll	5,219
7/31/2009	2207	TMA Employee	Payroll	2,401
7/31/2009	2208	TMA Employee	Payroll	3,435
7/31/2009	2209	TMA Employee	Payroll	183
7/31/2009	2210	TMA Employee	Payroll	7,931
7/31/2009	2211	TMA Employee	Payroll	3,654
7/31/2009	2212	TMA Employee	Payroll	4,417
7/31/2009	2213	TMA Employee	Payroll	4,420
7/31/2009	2214	TMA Employee	Payroll	2,230
7/31/2009	2215	TMA Employee	Payroll	1,485
7/31/2009	2216	TMA Employee	Payroll	2,352
7/31/2009	2217	TMA Employee	Payroll	2,362
7/31/2009	2218	TMA Employee	Payroll	3,904
7/31/2009	2219	TMA Employee	Payroll	3,787
7/31/2009	2220	TMA Employee	Payroll	3,798
7/31/2009	2221	TMA Employee	Payroll	2,789
7/31/2009	2222	TMA Employee	Payroll	9,550
7/31/2009	2223	TMA Employee	Payroll	20,135
7/31/2009	2224	TMA Employee	Payroll	1,879
7/31/2009	2225	TMA Employee	Payroll	7,116
7/31/2009	2226	TMA Employee	Payroll	3,804
7/31/2009	2227	TMA Employee	Payroll	2,615
7/31/2009	2228	TMA Employee	Payroll	1,798
7/31/2009	2229	TMA Employee	Payroll	1,147

			Total Cash Disbursements	$1,992,124	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     7/1/2009     to     7/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
7/10/2009	ACH	TransFirst Merchant Services	Credit card fee	$83
7/10/2009	ACH	TransFirst Merchant Services	Credit card fee	83
7/16/2009	15146	Mississippi Department of Banking	License fee	30
7/16/2009	15147	Georgia Dept of Revenue	License fee	55
7/16/2009	15154	Judy C. Balch	Contract services	783
7/16/2009	15155	Exhib-it	Storage	253
7/16/2009	15156	Qwest	Phone	32
7/16/2009	15157	Bloomberg LP	Data services	1,079
7/16/2009	15158	FedEX	Shipping	1,992
7/16/2009	15159	LaSalle Bank N. A.	Loan Servicing	574
7/16/2009	15160	State of New Hampshire	State License fee	1,950
7/16/2009	15161	Office of the State Bank Commissioner	State License fee	30
7/16/2009	15162	State of Michigan	State License fee	900
7/16/2009	15163	ADP, Inc.	Payroll processing	60
7/16/2009	15164	Verizon	Phone	117
7/16/2009	15165	Verizon	Phone	29
7/16/2009	15166	Verizon Wireless	Phone	33

			Total Cash Disbursements	$8,083	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period:     7/1/2009     to     7/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
7/3/2009	ACH	ADP	Payroll processing	$190
7/17/2009	ACH	ADP	Payroll processing	266
7/20/2009	EFT	Great-West Healthcare	Employee Health insurance	14,423
7/24/2009	ACH	ADP	Payroll processing	47
7/24/2009	ACH	ADP	Payroll processing	25

			Total Cash Disbursements	$14,951	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.

(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:     July 31, 2009

		Current Month	Petition Date (1)
	ASSETS
	Current Assets:
	Cash and Cash Equivalents (from Form 2-B, line 5)	$23,570,320	$16,847,967
	Accounts Receivable (from Form 2-E)	12,614,174	9,403,326
	Receivable from Officers, Employees, Affiliates	—	—
	Inventory	—	—
Other Current Assets: (List)	Prepaid expenses & retainers	4,385,049	5,854,280
	Accrued interest receivable	45,701	47,877

	Total Current Assets	40,615,244	32,153,450

	Fixed Assets:
	Land	—	—
	Building	—	—
	Equipment, Furniture and Fixtures	1,202,815	1,202,815

	Total Fixed Assets	1,202,815	1,202,815

	Less: Accumulated Depreciation	634,819	534,584

	Net Fixed Assets	567,996	668,231

Other Assets (List):	Restricted cash	55,588	201,432,689
	Mortgage servicing rights	82,322,456	87,104,385
	Investment in subsidiaries	22,160,638	21,244,747
	Loans held for sale	8,346,863	8,359,404
	Deposits	3,605,000	300,000

	TOTAL ASSETS	$157,673,785	$351,262,906

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$382,639	$—
	Post-petition Accrued Profesional Fees (from Form 2-E)	2,997,735	—
	Post-petition Taxes Payable (from Form 2-E)	—	—
	Post-petition Notes Payable (2)	3,305,000	—
Other Post-petition Payable (List):	Contingent obligations (4)	1,413,854	—
		—	—

	Total Post Petition Liabilities	8,099,228	—

	Pre Petition Liabilities:
	Secured Debt	—	—
	Priority Debt	—	—
	Unsecured Debt (3)	3,460,479,093	3,664,791,389

	Total Pre Petition Liabilities	3,460,479,093	3,664,791,389

	TOTAL LIABILITIES	3,468,578,321	3,664,791,389

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	3,640,741,359	3,640,741,359
	Retained Earnings - Prepetition	(6,954,269,842)	(6,954,269,842)
	Retained Earnings - Post-petition	2,623,947	—

	TOTAL OWNERS’ EQUITY	(3,310,904,536)	(3,313,528,483)

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$157,673,785	$351,262,906

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.
(2)	See Form 2G for detailed explanation.
(3)	See note at Form 2-G.
(4)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.

Page 1 of 1	Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From:     July 1, 2009     to     July 31, 2009

	Current Month	Accumulated Total [1]

Total interest income	$999,287	$4,183,213

Total interest expense (benefit) [2]	—	(1,236,843)

Gross Profit	999,287	5,420,056

Operating Expenses
Officer Compensation	375,470	435,904
Selling, General and Administrative	5,366,109	9,220,196
Rents and Leases	171,549	407,872
Depreciation, Depletion and Amortization	33,412	100,236
Other (list):	—	—
	—	—

Total Operating Expenses	5,946,540	10,164,208

Operating Income (Loss)	(4,947,253)	(4,744,152)

Non-Operating Income and Expenses
Fee income [3]	2,371,039	6,979,214
Gains (Losses) on Sale of Assets	—	—
Mortgage servicing income	—	—
Earnings from subsidiaries	174,850	915,891
Other Non-Operating Income [4]	3,929,397	3,940,558

Net Non-Operating Income or (Expenses)	6,475,286	11,835,663

Reorganization Expenses
Legal and Professional Fees	1,403,040	4,533,273
Other Reorganization Expense	260,537	(65,709)

Total Reorganization Expenses	1,663,577	4,467,564

Net Income (Loss) Before Income Taxes	(135,544)	2,623,947

Federal and State Income Tax Expense (Benefit)	—	—

NET INCOME (LOSS)	$(135,544)	$2,623,947

[1]	Accumulated Totals include all revenue and expenses since the petition date.
[2]	Reflects amortization of derivatives.
[3]	Represents mortgage loan servicing activity.
[4]	Includes a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entities respective bankruptcy claim filings.

Page 1 of 1	Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     July 1, 2009     to     July 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance

Income Tax Withheld:
Federal	$—	$95,108	$95,108	7/14/2009	Wire	$—
		52,410	52,410	7/30/2009	Wire	—
State	—	15,473	15,473	7/14/2009	Wire	—
		10,262	10,262	7/30/2009	Wire	—

FICA Tax Withheld	—	26,696	26,696	7/14/2009	Wire	—
		17,354	17,354	7/30/2009	Wire	—

Employer’s FICA Tax	—	26,696	26,696	7/14/2009	Wire	—
		17,354	17,354	7/30/2009	Wire	—

Unemployment Tax
Federal	—	172	172	7/14/2009	Wire	—
		9	9	7/30/2009	Wire	—
State	—	2,608	2,608	7/14/2009	Wire	—
		2,049	2,049	7/30/2009	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax:
Federal	—	—	—			—
State	—	—	—			—
Other:	—	—	—			—

TOTALS	$—	$266,191	$266,191			$—

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010

General Liability [2]	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010

Property (Fire, Theft)	N/A

Vehicle	N/A

Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010

Directors & Officers	XL Specialty Insurance Co.	30,000,000	5/1/2010	5/1/2010

Investment Counselors Liability	U.S. Specialty Insurance Co.	30,000,000	5/1/2010	5/1/2010

[2]	The Debtors purchased general liability insurance effective August 11, 2009. Certificates of Insurance will be submitted to the US Trustee under a separate cover.

Page 1 of 2	Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     7/1/2009     to     7/31/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable

Under 30 days	$660,553	[a]	$1,711,116	[b]
30 to 60 days	—		1,375,901
61 to 90 days	3,305,000		293,358
91 to 120 days	—		—
Over 120 days	—		—

Total Post Petition	3,965,553

Pre Petition Amounts	8,648,621	[c]

Total Accounts Receivable	12,614,174

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$12,614,174

Total Post Petition Accounts Payable			$3,380,374

[a]	See Exhibit B for Accounts Receivable Aging
[b]	See Exhibit C for Accounts Payable Aging
[c]	Includes escrow and other non-P&I advances receivable from in excess of 3300 mortgage holders. Aging information is not available; all balances, both prepetition and post petition, are reported as prepetition.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due * [1]

Debtor’s Counsel	$1,124,000	$340,000	$322,245		$761,218
Debtor’s Special Counsel	725,770	97,000	85,945		215,752
Debtor’s Financial Advisor	250,000	300,000	234,078		762,651
Creditors’ Committee’s Counsel	100,000	349,000	261,030		763,621
Unsecured Creditors’ Financial Advisor	—	167,000	137,508		366,493
Trustee’s Counsel	—	—	—		—
Other: Claims Agent	—	128,000	62,312		128,000

Total	$2,199,770	$1,381,000	$1,103,118		$2,997,735

*	Balance due to include fees and expenses incurred but not yet paid.
[1]	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.

Page 2 of 3	Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period:     7/1/2009     to     7/31/2009

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount

Larry A. Goldstone	Senior Executive VP, CEO	Wages	$188,274

Clarence G. Simmons III	Senior Executive VP, CFO	Wages	131,781

Deborah J Burns	Senior VP, Asst Secretary	Wages	22,148

Deborah J Burns	Senior VP, Asst Secretary	Expense reimbursement	124

Michael Coltharp	Senior VP, Controller	Wages	16,586

Charles Macintosh	Senior VP, Treasurer	Wages	16,681

Anne-Drue Miller Anderson	Director	Board of directors fee	20,000

David A Ater	Director	Board of directors fee	20,000

Thomas F. Cooley	Director	Board of directors fee	20,000

Eliot R Cutler	Director	Board of directors fee	20,000

Ike Kalangis	Director	Board of directors fee	20,000

Francis I Mullin, III	Director	Board of directors fee	20,000

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Page 3 of 3	Rev. 4/2008

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended:     July 31, 2009

QUARTERLY DISBURSEMENT CALCULATION

1	Disbursements made in calendar quarter

July 2009	$2,015,158
August 2009	—
September 2009	—

Quarterly Total	$2,015,158

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending July 31, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtors reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Debtors reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtors prepared this Monthly Operating Report with the assistance of their financial advisor, Protiviti, Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtors.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending July 31, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or nonrecurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

On July 1, 2009, Larry Goldstone, CEO of TMST, Inc. f/k/a Thornburg Mortgage Inc., Clarence G. Simmons III, CFO, of TMST, Inc. f/k/a Thornburg Mortgage, Inc., and Thomas Apel, CEO of ADFITECH, Inc. (“Adfitech”), and their advisors met with the representatives of the Official Committee of Unsecured Creditors (the “Committee”) and their advisors in New York City at the request of the Committee to address a variety of topics.

On July 6, 2009, the Debtors filed a motion to change the corporate names of four debtor entities and two nondebtor subsidiaries in accordance with the request of Thornburg Mortgage Advisory Corporation (“TMAC”) pursuant to the Amended and Restated Management Agreement entered into as of January 16, 2009 between TMAC and Thornburg Mortgage, Inc. On July 27, 2009, the court entered an order authorizing the name changes as follows: Thornburg Mortgage, Inc. to TMST Inc., Thornburg Mortgage Home Loans, Inc. to TMST Home Loans, Inc., Thornburg Mortgage Hedging Strategies, Inc. to TMST Hedging Strategies, Inc., Thornburg Acquisition Subsidiary, Inc. to TMST Acquisition Subsidiary, Inc., Thornburg Mortgage Funding, Inc. to TMST Funding, Inc., and Thornburg Mortgage Securities Corporation to TMST Securities Corporation.

On July 16, 2009, the court approved the Stipulation and Consent Order Permitting Insurer to Advance Certain Defense Costs in Connection with Pending Litigation in Accordance with the Terms of the Professional Liability Policy which accompanied the Motion for Approval of Stipulation and Consent Order Permitting Insurer to Advance Certain Defense Costs in Connection with Pending Litigation in Accordance with the Terms of the Professional Liability Policy filed on June 15, 2009.

After extensive discussion and negotiation with the Committee, the Debtors filed an emergency motion on July 29, 2009 requesting court approval of termination of the sale process for Adfitech based upon an agreement with the Committee which had requested termination of the sale process and negotiation of a Chapter 11 plan of reorganization for Adfitech. A hearing on the motion was held on August 12, 2009, following which the court held (i) court authorization for stopping the Adfitech sale process was not required, (ii) court approval for a release by the Committee of the Debtors and their officers and directors from liability relating to stopping the Adfitech sale process was not required, and (iii) allowance of fees paid or to be paid to Houlihan Lokey Howard & Zukin Capital, Inc. (“Houlihan Lokey”) required the filing of an appropriate application and notice and hearing thereon. Subsequently, the debtors decided to stop the sale process for Adfitech and engage in plan negotiations with the Committee, and terminated the engagement of Houlihan Lokey.

The Debtors renewed their workers’ compensation policy effective July 1, 2009 and changed the named insureds on all in force policies to reflect TMST, Inc. as described above. Revised Certificates of Insurance will be submitted to the US Trustee under separate cover.

During the month of July, the Debtors filed their monthly operating reports covering the periods May 1-May 31, 2009 and June 1-June 30, 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending July 31, 2009

Unusual and Nonrecurring Accounting Transactions:

Surety Bond Transactions:

In the Month of May 2009, Thornburg Mortgage Home Loan’s (TMHL) surety bond issuer made claims against TMHL’s letters of credit held at Century Bank. Century Bank paid the claim amounts to the surety bond issuer by drawing on an existing TMHL promissory note. TMHL has recorded a $3.3 million note payable to Century Bank to reflect this transaction.

Century Bank also withdrew $3.3 million from a TMHL cash collateral account at Century Bank and is reportedly currently holding those funds in a suspense or other separate account. TMHL has recorded an accounts receivable for $3.3 million withdrawn by Century Bank.

Market Value Swap Cash Collateral:

At April 30, 2009, TMST Hedging Strategies, Inc. (THS) reported restricted auction swap cash collateral of $198.1 million as held by Credit Swiss International (CS) based on the receipt of anApril 30, 2009 collateral statements from CS. THS did not receive a May 2009 collateral statement from CS, and was informed through a June 26, 2009 email from CS that CS foreclosed on the collateral and no more collateral statements would be provided. In connection with the CS filing of its bankruptcy claims under penalty of perjury (claim numbers 9-1 and 10-1), CS provided support for the termination of the auction swap agreements, which was deemed sufficient evidentiary evidence for THS to record the termination of the agreements. The termination of the agreements and use of the remaining $198.1 million of cash collateral by CS to reduce its auction swap deficiency was recorded in July 2009 by TMHS.

Market Value Swap Margin Call Obligations and Market Value Swap Liability

The Swap Margin Call Obligations reflected in the balance sheet represent an estimated deficiency on securities covered by market value swap agreements calculated as the difference between the estimated future values of the auction price of the securities and par balance of the securities estimated at the date of the auction swap agreement termination.

The Market Value Swap Liability is the difference between the actual reported auction price of securities and par value of securities for executed auctions.

CS has informed TMHS that all auction swap agreements between CS and TMHS were terminated. TMHS reports the estimated swap deficiencies for agreements with auction dates after the May 1, 2009 bankruptcy petition date as Swap Margin Call Obligations rather than Market Value Swap Liabilities on executed auctions based on the termination of the agreements prior to the actual auction dates.

Deferred Auction Swap Premium

In connection with the notification of auction swap agreement terminations provided to the bankruptcy court by CS (claims 9-1 and 10-1) and Greenwich Capital Derivatives, Inc. (claims 13-1 and 14-1), the remaining unamortized auction swap premium was written off in July 2009.

Page X of X

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of July 31, 2009

Post Petition	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Century Bank, LOC #xxxx219	5/12/2009	1,275,000	—	—	1,275,000	—	—
Century Bank, LOC #xxxx227	5/12/2009	830,000	—	—	830,000	—	—
Century Bank, LOC #xxxx214	5/12/2009	1,200,000	—		1,200,000	—	—
Cenlar, July 09 Servicing	7/31/2009	660,553	660,553	—	—	—	—

Total Post Petition Accounts Receivable		$3,965,553	$660,553	$—	$3,305,000.00	$—	$—

Pre Petition	Date	Amount
Adfitech	3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture	4/30/2009	8,034
Borrower Escrow Advance Balance	Various	7,304,121
Borrower Corporate Advance Balance	Various	1,298,666
Borrower 3rd Party Advance Balance	Various	14,221
Borrower Inspection Fees	Various	22,579

Total Pre Petition Accounts Receivable		$8,648,621

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of July 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
5/15/09 Payroll due TMAC	05/15/09	40,290	—	—	40,290	—	—
J.H. Cohn LLP	05/31/09	32,673	—	—	32,673	—	—
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	21,469	—	—
Protiviti Inc.	05/31/09	54,694	—	—	54,694	—	—
Quinn Emanuel Urquhart Oliver & Hedges	05/31/09	60,021	—	—	60,021	—	—
Thompson, Hickey, Cunningham, Clow, & April	05/31/09	1,090	—	—	1,090	—	—
Tydings & Rosenberg LLP	05/31/09	4,172	—	—	4,172	—	—
Venable LLP	05/31/09	78,950	—	—	78,950	—	—
AT&T Mobility	06/05/09	328	—	328	—	—	—
Atkinson & Thal, P.C.	06/08/09	118	—	118	—	—	—
Wilmington Trust Company	06/26/09	3,000	—	3,000	—	—	—
Wilmington Trust Company	06/29/09	4,000	—	4,000	—	—	—
J.H. Cohn LLP	06/30/09	166,820	—	166,820	—	—	—
Orrick,Herrington & Sutcliffe LLP	06/30/09	97,283	—	97,283	—	—	—
Protiviti Inc.	06/30/09	407,958	—	407,958	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/09	331,176	—	331,176	—	—	—
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	29	—	29	—	—	—
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	3,669	—	3,669	—	—	—
Tydings & Rosenberg LLP	06/30/09	19,252	—	19,252	—	—	—
Venable LLP	06/30/09	342,268	—	342,268	—	—	—
Exhib-it	07/01/09	507	507	—	—	—	—
NM Regulation Commission	07/01/09	155	155	—	—	—	—
Clarence G. Simmons, III	07/02/09	3,649	3,649	—	—	—	—
AT&T Mobility	07/05/09	330	330	—	—	—	—
Rubin Katz Law Firm	07/07/09	1,232	1,232	—	—	—	—
Rubin Katz Law Firm	07/07/09	150	150	—	—	—	—
Rubin Katz Law Firm	07/07/09	281	281	—	—	—	—
Epiq Bankruptcy Solutions, LLC	07/10/09	128,349	128,349	—	—	—	—
Larry Goldstone	07/14/09	5,418	5,418	—	—	—	—
Alabama State Banking Dept	07/17/09	20	20	—	—	—	—
DC Treasurer	07/17/09	35	35	—	—	—	—
FedEX	07/17/09	9	9	—	—	—	—
FedEx	07/17/09	915	915	—	—	—	—
Verizon	07/20/09	(264)	(264)	—	—	—	—
Exhib-it	07/23/09	760	760	—	—	—	—
FedEX	07/24/09	737	737	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of July 31, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
ADP, Inc.	07/27/09	3	3	—	—	—	—
PricingDirect Inc.	07/27/09	29,337	29,337	—	—	—	—
Russ Merson	07/29/09	173	173	—	—	—	—
Epiq Bankruptcy Solutions, LLC	07/31/09	128,000	128,000	—	—	—	—
FedEx	07/31/09	491	491	—	—	—	—
J.H. Cohn LLP	07/31/09	167,000	167,000	—	—	—	—
Orrick,Herrington & Sutcliffe LLP	07/31/09	97,000	97,000	—	—	—	—
Payroll Accrual	07/31/09	113,720	113,720	—	—	—	—
Protiviti Inc.	07/31/09	300,000	300,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	07/31/09	330,000	330,000	—	—	—	—
SS&C Technologies, Inc.	07/31/09	6,562	6,562	—	—	—	—
Superintendent of Banking	07/31/09	10	10	—	—	—	—
Thornburg Investment Management	07/31/09	21	21	—	—	—	—
Thornburg Mortgage Advisory Corp	07/31/09	37,518	37,518
Tydings & Rosenberg LLP	07/31/09	19,000	19,000	—	—	—	—
Venable LLP	07/31/09	340,000	340,000	—	—	—	—

Total Post Petition Accounts Payable		3,380,374	1,711,116	1,375,901	293,358	—	—

NOTE: Includes estimates for amounts that may be due to ordinary course professionals for which an invoice for services had not been received.